UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Panbela Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

          , 2023

Dear Stockholder:

The Board of Directors of Panbela Therapeutics, Inc. joins us in extending an invitation to attend a Special Meeting of Stockholders (the “Special Meeting”), to be held on          , 2023, which will be hosted virtually via the internet, commencing at         (Eastern Time). In order to attend the meeting, you must register at http://viewproxy.com/Panbela/2023SM/ by 11:59 p.m. Eastern Time on   , 2023.  The Special Meeting will be held for the following purposes:

1.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock, par value $0.001 per share, at a reverse stock split ratio ranging from any whole number between 1-for-8 and 1-for-50, subject to and as determined by our Board of Directors (the “Reverse Stock Split”);

2.

To approve the issuance of an aggregate of 4,260,000 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d); and

3.

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting or in the absence of a quorum.

The foregoing items of business are more fully described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote prior to the Special Meeting by any of the following methods:

Internet	Telephone	Mail
Visit the Web site noted on your proxy card to vote via the internet	Use the toll-free telephone number on your proxy card to vote by telephone	Sign, date and return your proxy card in the enclosed envelope to vote by mail

Even if you vote in advance, if you attend the Special Meeting virtually, then you may revoke any previously submitted proxy and vote electronically.

On behalf of the Board of Directors and management, it is our pleasure to express our appreciation for your continued support. We hope that you will be able to attend the Special Meeting.

Very truly yours, [PRELIMINARY DRAFT] Michael T. Cullen, M.D., M.B.A. Chair of the Board	[PRELIMINARY DRAFT] Jennifer K. Simpson Ph.D., MSN, CRNP President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD , 2023

To the Stockholders of Panbela Therapeutics, Inc.:

Notice is hereby given that a Special Meeting of Stockholders of Panbela Therapeutics, Inc., a Delaware corporation, will be held virtually via the internet, at         (Eastern Time) on                    , 2023 (the “Special Meeting”), for the following purposes:

1.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock, par value $0.001 per share, at a reverse stock split ratio ranging from any whole number between 1-for-8 and 1-for-50, subject to and as determined by our Board of Directors (the “Reverse Stock Split”);

2.

To approve the issuance of an aggregate of 4,260,000 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d); and

3.

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting or in the absence of a quorum.

Only stockholders of record at the close of business on November 20, 2023, the record date for the meeting set by the Board of Directors, are entitled to notice of the Special Meeting and may vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors,

[PRELIMINARY PROXY]

Susan Horvath
Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON         , 2023

This Notice of Special Meeting and the Proxy Statement are available at www.viewproxy.com/Panbela/2023SM .

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING		1

PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL		6

PROPOSAL 2: APPROVAL OF THE STOCK ISSUANCE PROPOSAL		15

PROPOSAL 3: APPROVAL OF THE ADJOURNMENT PROPOSAL		20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		21

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS		21

HOUSEHOLDING		22

WHERE YOU CAN FIND MORE INFORMATION		22

OTHER MATTERS		22

APPENDIX A:	PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

APPENDIX B:	FORM OF CLASS C COMMON STOCK PURCHASE WARRANT

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.

712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors (the “Board”) of Panbela Therapeutics, Inc. (“Panbela” or the “Company”) is soliciting proxies for use at the Special Meeting of Stockholders to be held virtually via the internet, at           (Eastern Time) on          ,          , 2023, and at any adjournment or postponement of the meeting (the “Special Meeting”).

This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by internet, telephone, electronic communication or letter. We also have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and information support. Distribution of this proxy statement and the proxy card is scheduled to begin on or about          , 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy for use at the Special Meeting because you owned shares of our common stock, par value $0.001 per share, at the close of business on November 20, 2023, the record date for the Special Meeting (the “Record Date”), and, therefore, are entitled to notice of the Special Meeting and may vote at the Special Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving Jennifer K. Simpson and Susan Horvath, the proxy holders, the authority to vote your shares of common stock at the Special Meeting in the manner you indicate. If you do not give direction with respect to any proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Special Meeting.

Q:	Who can vote?

A:

Holders of common stock at the close of business on the Record Date are entitled to vote at the Special Meeting. On November 13, 2023, there were a total of 5,127,182 shares of our common stock outstanding, which shares were held by 205 record holders. This proxy statement and any accompanying proxy card are expected to be first made available to stockholders beginning on or about , 2023. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Special Meeting.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Q:	What proposals am I being asked to vote on?

A:	There are three substantive matters to be voted on at the meeting, as follows:

Proposal	Board Vote Recommendation	Additional Detail
Proposal 1:

Approval of an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Amended and Restated Certificate of Incorporation”) to effect a reverse stock split of our outstanding common stock, at a reverse stock split ratio ranging from any whole number between 1-for-8 and 1-for-50, subject to and as determined by our Board of Directors (the “Reverse Stock Split”) (“Proposal 1” or the “Reverse Stock Split proposal”).

	FOR	Page 6
Proposal 2:

Approval of the issuance of an aggregate of 4,260,000 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d) (“Proposal 2” or the “Stock Issuance proposal”).

	FOR	Page 15
Proposal 3:

Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal at the time of the Special Meeting or in the absence of a quorum (“Proposal 3” or the “Adjournment proposal”).

	FOR	Page 20

Q:	What constitutes a quorum?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third (1/3) of the outstanding shares of common stock entitled to vote are present in person or represented by proxy at the Special Meeting. Abstentions will be treated as shares present for purposes of determining the presence of a quorum.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Q:	What vote is required to approve each proposal?

A:	The following sets forth the votes that are required to approve each of the proposals, and the impact of abstentions and broker non-votes:

	Proposal	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
Proposal 1:

Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock, at a reverse stock split ratio ranging from any whole number between 1-for-8 and 1-for-50 subject to and as determined by our Board of Directors.

		The votes cast FOR approval must exceed the votes cast AGAINST the proposal.*	Abstentions and any broker non-votes will have no effect on the outcome of the proposal.
Proposal 2:

Approval of the issuance of an aggregate of 4,260,000 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

		The holders of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Any broker non-votes will have the same effect as votes cast AGAINST the proposal.
Proposal 3:

Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal at the time of the Special Meeting or in the absence of a quorum.

		The holders of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Any broker non-votes will have the same effect as votes cast AGAINST the proposal.

Q:	How will the proxy holders vote on any other business brought up at the Special Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Special Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Special Meeting.

Q:	How do I vote my shares?

A:

If you are a stockholder of record, you may vote your shares of common stock at the Special Meeting using any of the following methods identified on your proxy card or voting instructions, including via internet, telephone or mail.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian.

* Assumes the shares of Common Stock will meet the listing requirements of the Nasdaq Stock Market relating to the minimum number of holders immediately after the Reverse Stock Split becomes effective, in accordance with Delaware General Corporation Law §242(d)(2)(A).

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Q:	What do I need to do to attend the Special Meeting and how do I vote my shares electronically?

A:

We intend to hold our Special Meeting virtually via the internet, which you may access at                 . Only stockholders who owned our common stock as of the close of business on the Record Date will be entitled to attend the meeting.

If you are a “stockholder of record,” then you may vote your shares electronically and ask questions at the Special Meeting by following the instructions provided on your proxy card to log into         . To participate in the Special Meeting, you will need the 11-digit control number provided on your proxy card.

If your shares are held in “street name,” you may receive a voting instruction form with a 16-digit control number that will allow you to log into         , vote your shares electronically and ask questions. We encourage you to confirm the correct process for accessing the Special Meeting with your broker, bank, trustee or other nominee in advance. If you do not receive a 16-digit control number on your voting instruction form, you must request a legal proxy from your broker, bank, trustee or other nominee that holds your shares. Please follow the instructions from your broker, bank, trustee or other nominee or contact your broker, bank, trustee or other nominee to request a proxy form.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by proxy, either via the internet, by telephone or by mail, so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	Can I vote electronically at the meeting?

A:	If you are a “stockholder of record,” then you may vote your shares electronically at the Special Meeting.

If you hold your shares in “street name,” then you must obtain a legal proxy from your broker, bank, trustee or other nominee, giving you the right to vote your shares electronically at the Special Meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Special Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on , 2023, by following the internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Special Meeting; or

●	If you are a registered stockholder, by attending the Special Meeting and voting electronically.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares electronically, you should revoke your prior proxy in the same way you initially submitted it, whether that was via internet, telephone, mail or any other permissible method.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote;

●	To allow the inspector of election to certify the results of the vote; and

●	To meet applicable legal requirements.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted toward the vote total for each proposal and will have the same effect as “Against” votes. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Proposals 1 and 3 are considered “routine” proposals under New York Stock Exchange rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, then your broker or other nominee is permitted to vote your shares on Proposals 1 and 3, even if they do not receive voting instructions from you. However, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposal 2.

Q:	What if I return a proxy card but do not make specific choices?

A:	If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” each of Proposals 1, 2 and 3.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the Special Meeting. Our stockholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When are stockholder proposals and nominees due for the 2024 Annual Meeting of Stockholders?

A:

If you want to submit a stockholder proposal or nominee for the 2024 Annual Meeting of Stockholders, you must submit the proposal in writing to our Secretary at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it is received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”

Q:	How is this proxy solicitation being conducted?

A:

We will bear the entire cost of solicitation, including the preparation, printing and mailing of this proxy statement, the proxy card and any other solicitation materials or services we may use in connection with the Special Meeting or any adjournment thereof, as well as the preparation and posting of all proxy materials furnished to the stockholders in connection with the Special Meeting or any adjournment thereof. We have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $30,000 in total.

Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation, by telephone, email or other means, by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

Q:	Can I seek appraisal rights?

A:	Company stockholders have no appraisal or dissenter’s rights in connection with any of the proposals described in this proxy statement.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL 1:
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

We are asking stockholders to approve a proposed amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a reverse stock split ratio ranging from any whole number between 1-for-8 and 1-for-50, subject to and as determined by our Board. Our Board has unanimously approved and declared advisable the amendment relating to the Reverse Stock Split and recommends that our stockholders approve the amendment. The language of the amended and restated Section 4.1 of Article Four of our Amended and Restated Certificate of Incorporation, which would be contained in an amendment to effect the Reverse Stock Split, is attached to this proxy statement as Appendix A.

The primary reason we are seeking stockholder approval of the Reverse Stock Split is to attempt to increase the per share market price of our common stock to exceed the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that if the Reverse Stock Split proposal is not approved by our stockholders, it is likely that our common stock will be delisted from The Nasdaq Capital Market.

If our stockholders approve this proposal, then we will cause an amendment to the Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State and effect the Reverse Stock Split if and only if our Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. As filed, the amendment would state the number of outstanding shares to be combined into one share of our common stock, at the ratio approved by our Board within the range approved by our stockholders. Following the stockholders’ approval of this Proposal 1, no further action on the part of the stockholders will be required to either implement or abandon the Reverse Stock Split and the Board may effect and implement the Reverse Stock Split at any time prior to the 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

Our Board also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Although we presently intend to effect the Reverse Stock Split to regain compliance with The Nasdaq Capital Market’s minimum bid price requirement, our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment of the Amended and Restated Certificate of Incorporation, to abandon the proposed amendment at any time (without further action by our stockholders) before the amendment of the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Amended and Restated Certificate of Incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, rule changes and/or guidance by Nasdaq, business developments, and our actual and projected stock price performance. If the closing bid price of our common stock on The Nasdaq Capital Market reaches a minimum of $1.00 per share and remains at or above that level for a minimum of ten consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), as discussed more fully below, our Board may decide to abandon the filing of the proposed amendment of the Amended and Restated Certificate of Incorporation.

As of November 13, 2023, there were 5,127,182 shares of our common stock issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by our Board, issued and outstanding shares of stock as described under the caption “Effects of the Reverse Stock Split – Effect on Shares of Common Stock.”

The Reverse Stock Split will not change the number of authorized shares of our common stock or the relative voting power of such holders of our outstanding common stock. The relative number of authorized but unissued shares of our common stock will materially increase and will be available for issuance by the Company. The Reverse Stock Split, if effected, would affect all holders of our common stock uniformly.

No fractional shares of our common stock would be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive fractional shares as a result of the Reverse Stock Split would receive cash payments in lieu of such fractional shares. Each holder of our common stock would hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock would continue to be $0.001 per share (see “Effects of the Reverse Stock Split – Reduction in Stated Capital”).

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Reasons for the Reverse Stock Split

Our primary objective in effecting the Reverse Stock Split is to attempt to raise the per-share trading price of our common stock to continue our listing on The Nasdaq Capital Market. To maintain listing, The Nasdaq Capital Market requires, among other things, that our common stock maintain a minimum closing bid price of $1.00 per share.

During the first quarter of 2023 we cured previously identified minimum bid price and minimum stockholders’ equity deficiencies and regained compliance with all applicable listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). As previously disclosed, in April 2023, we received a notification letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that for 30 consecutive business days our common stock did not maintain a minimum closing bid price of $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2) (“Minimum Bid Price Requirement”). Pursuant to the stockholder approval obtained at our annual meeting of stockholders held in May 2023, we effectuated a 1-for-30 reverse split ratio on June 1, 2023. The primary reason for the reverse stock split was to attempt to increase the per share market price of our common stock to exceed the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. In June 2023, Nasdaq informed us that we had regained compliance with the Minimum Bid Price Requirement as the closing bid price of our common stock met or exceeded $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day grace period.

Because our Company has effectuated reverse stock splits over the prior two-year period with a cumulative ratio in excess of 250 shares to one, if our common stock again fails to meet the Minimum Bid Price Requirement, then we will not be eligible for any compliance cure period specified in Nasdaq Marketplace Rule 5810(c)(3)(A) and the Nasdaq staff would issue a delisting determination. Our closing bid price has been less than $1.00 per share since October 16, 2023. While we intend to continue to actively monitor the bid price for our common stock and consider available options to either (i) avoid a future deficiency or (ii) regain compliance with the Minimum Bid Price Requirement, there is no assurance that we will not be delisted from Nasdaq even if the Reverse Stock Split is approved and effectuated.

Although we expect that the Reverse Stock Split would increase the bid price per share of our common stock above the $1.00 per share minimum price for any required number of days, thereby avoiding a deficiency or regaining compliance with the listing requirement, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our common stock on The Nasdaq Capital Market for any particular duration. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that the low per-share market price of our common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock, including as may be necessary to regain compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1), which requires companies listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Minimum Equity Rule”).

We believe that the decrease in the number of shares of our outstanding common stock because of the Reverse Stock Split, and the anticipated increase in the price per share, could promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our common stock begins a declining trend after the Reverse Stock Split is effectuated.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time, as evidenced by the Company’s reverse stock splits in January and June 2023.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

We believe the Reverse Stock Split is the most likely way to support the price of our common stock in complying with the minimum bid level required by The Nasdaq Capital Market, although effecting the Reverse Stock Split cannot guarantee that we would be in compliance with the Minimum Bid Price Requirement for even a minimum number of trading days. Further, the Reverse Stock Split cannot guarantee we would be in compliance with the other criteria required to maintain our listing on The Nasdaq Capital Market, including the Minimum Equity Rule. As of September 30, 2023, we had a stockholders’ deficit of $2,483,000.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board also considered potential negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies (including ours) that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; the costs associated with implementing a reverse stock split; and, in our case, that the Reverse Stock Split will not allow us to demonstrate the ten consecutive days of compliance with Nasdaq’s minimum bid levels prior to the expiration of the current deadline to be in compliance.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board may consider various factors, including:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

•	the listing requirements, other rules and guidance from The Nasdaq Capital Market, including the Minimum Bid Price Requirement and requirements relating to the minimum number of holders;

•	the number of shares of our common stock outstanding;

•	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

•	prevailing general market, legal and economic conditions.

The exact ratio of any Reverse Stock Split, within the range of 1-for-8 to 1-for-50, would be determined by our Board and publicly announced prior to the effective time of such Reverse Stock Split.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure that an implemented Reverse Stock Split will increase our stock price for the required time period or maintain our listing on Nasdaq.

We expect that, if implemented, the Reverse Stock Split will increase the market price of our common stock; however, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split.

While Nasdaq rules do not impose a specific limit on the number of times a listed company may effect a reverse stock split to maintain or regain compliance with the Minimum Bid Price Requirement, Nasdaq has stated that a series of reverse stock splits may undermine investor confidence in securities listed on Nasdaq, especially where the reverse stock splits follow dilutive transactions. Accordingly, Nasdaq may determine that it is not in the public interest to maintain our listing, even if we regain compliance with the Minimum Bid Price Requirement as a result of the Reverse Stock Split. Because our Company has effectuated reverse stock splits over the prior two-year period with a cumulative ratio in excess of 250 shares to one, if our common stock again fails to meet the Minimum Bid Price Requirement, we will not be currently eligible for any compliance cure period specified in Nasdaq Marketplace Rule 5810(c)(3)(A) and the Nasdaq staff would issue a delisting determination upon noncompliance with the Minimum Bid Price Requirement.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Furthermore, the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks. Although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the relative number of authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board authorizes the issuance of additional shares of common stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation that is filed with the Delaware Secretary of State, which we expect would be promptly after such filing is made with the Delaware Secretary of State.

If, at any time prior to the filing of such amendment with the Delaware Secretary of State, the Board, in its discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

Fractional Shares

Stockholders would not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, any stockholder who would otherwise be entitled to a fractional share of our common stock as a result of the Reverse Stock Split shall be entitled to receive a cash payment equal to the product obtained by multiplying (a) the closing price per share of our common stock on the effective date for the Reverse Stock Split as reported on The Nasdaq Capital Market, after giving effect to the Reverse Stock Split, by (b) the fraction of the share owned by the stockholder, without interest.

Stockholders would not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

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If you believe that you may not hold sufficient shares of our common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our common stock after the Reverse Stock Split, you may do so by either:

●	purchasing a sufficient number of shares of our common stock; or

●	if you have shares of our common stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should the Board elect to implement it, each stockholder will own a reduced number of shares of common stock. However, the Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described above. Voting rights and other rights and preferences of the holders of our common stock would not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. The number of stockholders of record would not be affected by the Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of the Reverse Stock Split would be that:

●	each 8 to 50 shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by our Board) would be combined into one new share of our common stock;

●

no fractional shares of common stock would be issued in connection with the Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split would receive cash in lieu of the fractional share as explained above;

●

by reducing the number of shares of common stock outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will effectively increase the relative number of authorized but unissued shares, which the Board may use in connection with future financings or other issuances;

●

based upon the Reverse Stock Split ratio selected by our Board, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards and common stock warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards and warrants;

●	the number of shares of common stock authorized under the 2016 Omnibus Incentive Plan, as amended, will be proportionately adjusted for the Reverse Stock Split ratio selected by our Board; and

●

the number of stockholders owning “odd lots” of less than 100 shares of our common stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

However, we believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

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Effect on Shares of Common Stock

For the purposes of providing examples of the effect of the Reverse Stock Split on our common stock, the following table contains approximate information (without accounting for the settlement of fractional shares), based on share information as of November 13, 2023, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our common stock authorized, outstanding, reserved for future issuance and not outstanding or reserved:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	100,000,000	5,127,182	6,208,154	88,664,664
Post-Reverse Stock Split 1:8	100,000,000	640,897	776,019	98,583,084
Post-Reverse Stock Split 1:10	100,000,000	512,718	620,815	98,866,467
Post-Reverse Stock Split 1:15	100,000,000	341,812	413,876	99,244,312
Post-Reverse Stock Split 1:25	100,000,000	205,087	248,326	99,546,587
Post-Reverse Stock Split 1:30	100,000,000	170,906	206,938	99,622,156
Post-Reverse Stock Split 1:50	100,000,000	102,543	124,163	99,773,294

After the Effective Time of the Reverse Stock Split, our securities, including our common stock, will have new CUSIP numbers.

Effect on our Authorized Preferred Stock

The Reverse Stock Split, if implemented, would not affect the total authorized number of shares of our preferred stock or the par value of shares our preferred stock, none of which are outstanding or reserved for issuance.

Effect on Outstanding Equity Awards, Warrants, and Equity Plans

If the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by our Board, proportionate adjustments will be made to all then-outstanding equity awards and common stock warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof. In addition, the number of shares of common stock available for issuance under the 2016 Omnibus Incentive Plan, as amended, will be proportionately adjusted for the Reverse Stock Split ratio selected by our Board, such that fewer shares will be subject to such plans.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of our common stock would remain $0.001 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our common stock would be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

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If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of our common stock for which you received a cash payment (see “Fractional Shares”).

If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our common stock or (2) post-Reverse Stock Split shares of our common stock in book-entry form, evidenced by a transaction statement that will be sent to your address of record indicating the number of shares of our common stock you hold, in each case together with any payment of cash in lieu of fractional shares to which you are entitled. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If you are entitled to a payment of cash in lieu of fractional shares, payment will be made as described under “Fractional Shares.”

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) unless and until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

The Board reserves the right, notwithstanding stockholder approval of this Proposal 1 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. Such determination will be based upon factors the Board deems appropriate, including our then current stock price, the existing and expected marketability and liquidity of our common stock, prevailing market conditions, rule changes and/or guidance by Nasdaq, and the likely effect on the market price of our common stock. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware on or before the 2024 Annual Meeting, the Board will be deemed to have abandoned the Reverse Stock Split.

Required Vote; Effect of Proposal

Assuming the shares of Common Stock will meet the listing requirements of the Nasdaq Stock Market relating to the minimum number of holders immediately after the Reverse Stock Split becomes effective, this Proposal 1 will be approved if the votes cast FOR approval exceed the votes cast AGAINST approval. Proxies solicited by our Board will be voted FOR approval of this Proposal 1 unless otherwise specified.

No Dissenters’ Rights

Under Delaware law, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Material U.S. Federal Tax Consequences of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our common stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our common stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our common stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our common stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our common stock, and any members of such an entity, are encouraged to consult their tax advisors.

BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:

●	a U.S. Holder will not recognize gain or loss on the Reverse Stock Split, except with respect to any cash received in lieu of a fractional share of our common stock;

●

the aggregate tax basis of the shares of our common stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor (excluding any portion of such basis allocable to a fractional share);

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

●	the holding period of the shares of our common stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor;

●

a U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash to a third party and accordingly should recognize taxable gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of such U.S. Holder’s aggregate adjusted tax basis in the shares of common stock surrendered that is allocated to such fractional share; and

●

such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less at the Effective Time of the Reverse Stock Split and long term if held for more than one year.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders that acquired shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.

Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our common stock that does not otherwise establish an exemption should furnish on applicable IRS forms its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

The Board of Directors recommends a vote “FOR” approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split, at the Board’s discretion.

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PROPOSAL 2:
APPROVAL OF THE STOCK ISSUANCE PROPOSAL

The discussion of our Class C Common Stock Purchase Warrants to purchase up to 4,260,000 shares of our common stock (the “New Warrants”) issued in a private placement and the holders thereof as set forth in this proxy statement is qualified in its entirety by reference to the form of Class C Common Stock Purchase Warrant which sets forth the terms, conditions and rights of the New Warrants. A copy of the form of Class C Common Stock Purchase Warrant is attached to this proxy statement as Appendix B and is hereby incorporated by reference into this proxy statement. We encourage you to read the form of Class C Common Stock Purchase Warrant carefully and in its entirety, as it is the legal document that governs the New Warrants.

General

We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of the New Warrants, discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Warrant Issuance

On November 2, 2023, we entered into letter agreements (the “Inducement Agreements”) with certain institutional investors (the “Holders”) relating to inducement offers to exercise certain then outstanding common stock purchase warrants to purchase up to an aggregate of 2,130,000 shares of our common stock, par value $0.001 per share. The Inducement Agreements provided the Holders with the opportunity to exercise in full the Class A Common Stock Purchase Warrants and the Class B Common Stock Purchase Warrants issued by us to the Holders on June 21, 2023, respectively (collectively, the “Existing Warrants”), each at a reduced exercise price from $3.75 to $0.78 per underlying share.

In consideration for exercising the Existing Warrants held by the Holders at such reduced exercise price plus a cash payment of $0.125 per Existing Warrant share which was paid in full upon the exercise of the Existing Warrants, we offered to issue the Holders or their designees new unregistered Class C Warrants to purchase up to 4,260,000 shares of common stock, at an exercise price equal to $0.78 per underlying share (such shares of common stock issuable upon exercise of the New Warrants, the “New Warrant Shares”).

The New Warrants were issued in a private placement, exempt from the registration requirements pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

Each New Warrant will be exercisable only following Stockholder Approval (as described below) and will expire on the fifth anniversary of the date on which such New Warrant becomes exercisable. Each New Warrant contains standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions. The New Warrants also include full ratchet anti-dilutive adjustment rights in the event we issue shares of common stock or common stock equivalents in the future with a value less than the then effective exercise price of the New Warrants, subject to certain customary exceptions. The New Warrants also include certain rights upon “fundamental transactions” as described in the New Warrants, including the right of the holder thereof to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of common stock in such fundamental transaction in the amount of the Black Scholes value (as described in such New Warrants) of the unexercised portion of the applicable New Warrants on the date of the consummation of such fundamental transaction.

The New Warrants include cashless exercise rights to the extent the shares of common stock underlying the New Warrants are not registered under the Securities Act.

Under the Inducement Agreements, we agreed to hold a special meeting of stockholders by no later than January 1, 2024 for the purpose of obtaining such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from our stockholders with respect to the transactions contemplated in the Inducement Agreements (the “Stockholder Approval”).

Under the Inducement Agreements, we also agreed (i) to file, as soon as practicable (and in any event by no later than November 22, 2023), a resale registration statement on Form S-3 providing for the resale by the Holder(s) of the New Warrant Shares issued and issuable upon exercise of the New Warrants and (ii) to use commercially reasonable efforts to keep such resale registration statement effective at all times until no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Under the terms of the New Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99%.

In addition, the New Warrants may not be exercised by the holder thereof at all until or unless our stockholders have approved the issuance of shares of common stock upon the exercise of such New Warrants pursuant to the applicable rules and regulations of the Nasdaq Stock Market, including the issuance of the shares of common stock issuable upon exercise of the New Warrants in excess of 19.99% of the issued and outstanding common stock on the closing date of the offering, which we are seeking pursuant to the Stock Issuance proposal at the Special Meeting. Subject to the rules and regulations of the Nasdaq Capital Market, we may at any time during the term of the New Warrants, reduce the then current exercise price thereof to any amount and for any period of time deemed appropriate by our Board of Directors.

As described above, we issued the New Warrants in connection with the exercise by the Holders of the Existing Warrants pursuant to the Inducement Agreements. The proceeds from the exercise of the Existing Warrants were $1.9 million, prior to deducting fees to the financial advisor and estimated expenses. We intend to use the net proceeds to support clinical trial costs, working capital and general corporate purposes.

The transactions contemplated by the Inducement Agreements closed on November 2, 2023.

Pursuant to the Inducement Agreements, until we receive Stockholder Approval and subject to certain exceptions, we agreed that we will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than the registration statement registering the New Warrant Shares or a registration statement on Form S-8. In addition, we also agreed not to effect or enter into any agreement to effect any issuance of common stock or common stock equivalents involving a “variable rate transaction” (as such term is defined in the Inducement Agreements) for a period of one year following the date of the Inducement Agreements.

The summary of the terms of the New Warrants above is qualified in its entirety by reference to the copy of the form of Class C Common Stock Purchase Warrant, which is included herewith as Appendix B and incorporated herein by reference. You should read this summary together with such form evidencing the New Warrants, as applicable.

Stockholder Approval

As described above, pursuant to the Inducement Agreements, we agreed to hold a special meeting of stockholders at the earliest practical date, but by no later than January 1, 2024, for the purpose of obtaining the Stockholder Approval (as described above) with the recommendation of our Board of Directors being that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. If we do not obtain Stockholder Approval at the first meeting, we are required to call a meeting every sixty (60) days thereafter to seek Stockholder Approval until the earlier of the date that Stockholder Approval is obtained or the New Warrants are no longer outstanding. As discussed above, one of the purposes of the Special Meeting is to satisfy the above requirement of the Inducement Agreements.

A vote in favor of the Stock Issuance proposal is a vote “for” approval of the issuance of the shares of our common stock issuable upon exercise of the New Warrants issued under the terms of the Inducement Agreements. The exercise of the New Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of November 2, 2023, the date that the New Warrants were issued by us.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The New Warrants were issued in connection with the exercise of the Existing Warrants pursuant to the terms of the Inducement Agreements (as further described above) but were not and are not exercisable at all prior to the Stockholder Approval. Accordingly, because the 4,260,000 shares of common stock issuable upon exercise of the New Warrants issued under the Inducement Agreements (i) are to be sold for a price less than the Minimum Price, and (ii) total more than 19.99% of our outstanding shares of common stock on the date the New Warrants were issued, and because the New Warrants further have anti-dilutive rights, we are seeking stockholder approval of the Stock Issuance proposal in respect of the issuance of the shares of common stock upon the exercise of the New Warrants pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects — Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the New Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the New Warrant Shares. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the New Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the New Warrant Shares could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the New Warrants are exercised in full for cash, a total of 4,260,000 shares of common stock will be issuable to the holder of the New Warrants and this dilutive effect may be material to current stockholders of the Company.

Risks Related to the New Warrants

Provisions of the New Warrants could discourage an acquisition of us by a third party.

Certain provisions of the New Warrants could make it more difficult or expensive for a third party to acquire us. The New Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, among other things, the surviving entity assumes our obligations under the New Warrants. Further, the New Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable New Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the New Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

The New Warrants have certain anti-dilutive rights.

The New Warrants includes full ratchet anti-dilutive rights in the event any shares of common stock or other equity or equity equivalent securities payable in common stock are granted, issued or sold (or we enter into any agreement to grant, issue or sell), or in accordance with the terms of the applicable warrants, are deemed to have been granted, issued or sold, in each case, at a price less than the exercise price, which automatically decreases the exercise price of the New Warrants upon the occurrence of such event, as described in greater detail in the warrants. Such anti-dilution rights, if triggered, could result in a significant decrease in the exercise price of the New Warrants, which could result in significant dilution to existing stockholders.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The New Warrants may be accounted for as liabilities and the changes in value of such New Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the New Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such New Warrants, such New Warrants should be accounted for as liability instruments. As a result, we would be required to classify the New Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the New Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of the Nasdaq Capital Market.

There may be future sales of our common stock, which could adversely affect the market price of our common stock and dilute a stockholder’s ownership of common stock.

The exercise of (a) any options granted to executive officers and other employees under our equity compensation plans and (b) any warrants, and other issuances of our common stock could have an adverse effect on the market price of the shares of our common stock. Other than the restrictions on the New Warrants, we are not restricted from issuing additional shares of common stock, including any securities that are convertible into or exchangeable for, or that represent the right to receive shares of common stock, provided that we are subject to the requirements of the Nasdaq Capital Market (which generally requires stockholder approval for any transactions that would result in the issuance of 20% or more of our then outstanding shares of common stock or voting rights representing 20% or more of our then outstanding shares of stock). Sales of a substantial number of shares of our common stock in the public market or the perception that such sales might occur could materially adversely affect the market price of the shares of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Accordingly, our stockholders bear the risk that our future offerings will reduce the market price of our common stock and dilute their stock holdings in us.

We could be delisted from Nasdaq, which would seriously harm the liquidity of our stock and our ability to raise capital.

During the first quarter of 2023 we cured previously identified minimum bid price and minimum stockholders’ equity deficiencies and regained compliance with all applicable Nasdaq listing standards. As previously disclosed, in April 2023, we received a notification letter from the Nasdaq’s Listing Qualifications Department indicating that our common stock did not satisfy the Minimum Bid Price Requirement. Pursuant to the stockholder approval obtained at our annual meeting of stockholders held in May 2023, we effectuated a 1-for-30 reverse split ratio on June 1, 2023. The primary reason for the reverse stock split was to attempt to increase the per share market price of our common stock to exceed the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. In June 2023, Nasdaq informed us that we had regained compliance with the Minimum Bid Price Requirement as the closing bid price of our common stock met or exceeded $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day grace period. However, because our Company has effectuated reverse stock splits over the prior two-year period with a cumulative ratio in excess of 250 shares to one, if our common stock again fails to meet the Minimum Bid Price Requirement, then we will not be eligible for any compliance cure period specified in Nasdaq Marketplace Rule 5810(c)(3)(A) and the Nasdaq staff would issue a delisting determination. Our closing bid price has been less than $1.00 per share since October 16, 2023.

The Minimum Equity Rule requires companies listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. As previously disclosed, in August 2022, we received a letter from the Listing Qualifications Department of Nasdaq notifying us that we were not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market and subsequently cured the deficiency in June 2023. As of September 30, 2023, we had a stockholders’ deficit of $2,483,000.

We intend to take all reasonable measures available to regain compliance under applicable Nasdaq Listing Rules and to maintain the listing of our common stock on Nasdaq, including effectuating a reverse split of our outstanding common stock and obtaining additional financing when necessary. However, there can be no assurance that we will be able to maintain or ultimately regain compliance with all applicable requirements for continued listing or that, if granted a hearing as a result of any deficiency, that any Nasdaq Hearings Panel will grant our request for continued listing.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

If, for any reason, Nasdaq were to delist our securities from trading on The Nasdaq Capital Market and we were unable to obtain listing on another reputable national securities exchange, a reduction in some or all of the following may occur, each of which could materially adversely affect our stockholders:

●	the liquidity and marketability of our common stock;

●	the market price of our common stock;

●	our ability to obtain financing for the continuation of our operations;

●	the number of institutional and general investors that will consider investing in our common stock;

●	the number of market makers in our common stock;

●	the availability of information concerning the trading prices and volume of our common stock; and

●	the number of broker-dealers willing to execute trades in shares of our common stock.

In addition, if we cease to be listed on The Nasdaq Capital Market, we may have to pursue trading on a less recognized or accepted market, such as the over the counter markets, our stock may be traded as a “penny stock”, which would make transactions in our stock more difficult and cumbersome, and we may be unable to access capital on favorable terms or at all, as companies trading on alternative markets may be viewed as less attractive investments with higher associated risks, such that existing or prospective institutional investors may be less interested in, or prohibited from, investing in our common stock. This may also cause the market price of our common stock to further decline.

Required Vote and Board Recommendation

Provided a quorum is present at the Special Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposal.

The Board recommends a vote “FOR” approval of the Stock Issuance Proposal.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL 3:
APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting or in the absence of a quorum (“Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of Proposal 1 or Proposal 2 such that such proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of Proposal 1 or Proposal 2, as applicable, and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies with respect to the approval of Proposal 1 or Proposal 2 if there are insufficient votes to approve such proposal at the time of the Special Meeting or in the absence of a quorum.

Required Vote and Board Recommendation

Provided a quorum is present at the Special Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposal.

The Board recommends a vote “FOR” approval of the Adjournment Proposal.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of November 13, 2023, by (i) each of our named executive officers; (ii) each of our directors; (iii) all of our executive officers and directors as a group; and (iv) each other beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 5,127,182 shares of common stock outstanding as of the close of business on the same date. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying rights to acquire common stock that are exercisable within 60 days from November 13, 2023. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Panbela Therapeutics, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Executive Officers and Directors
Jennifer K. Simpson	728(a)	*
Susan Horvath	615(b)	*
Michael T. Cullen	1,408(c)	*
Daniel Donovan	583(d)	*
Arthur J. Fratamico	334(e)	*
Jeffrey J. Jacob	598(f)	*
Jeffrey S. Mathiesen	350(g)	*
D. Robert Schemel	1,083(h)	*
All directors and current executive officers as a group (8 persons)	5,699(i)	*

*	Less than 1%
(a)	Includes 280 shares subject to stock options and 298 shares subject to warrants.
(b)	Includes 155 shares subject to stock options and 312 shares subject to warrants.
(c)	Includes 307 shares and 214 shares subject to warrants held by the Cullen Living Trust; 674 shares subject to stock options; and 49 shares subject to warrants.
(d)

Includes 326 shares subject to stock options. Also includes 61 shares held by Westport Boys, LLC (“Westport”), 134 shares held by GDB Investments, LLP (“GDB”), and 4 shares subject to a warrant held by GDB Investments, LLP. Mr. Donovan is a managing member of Westport and a designated member of GDB. Mr. Donovan disclaims beneficial ownership of the securities owned by Westport and GDB except to the extent of his pecuniary interest therein.

(e)	Includes 324 shares subject to stock options and 2 shares subject to warrants.
(f)	Includes 530 shares subject to options and 41 shares subject to warrants.
(g)	Includes 342 shares subject to options.
(h)

Includes 402 shares held by spouse; 9 shares held by parent’s estate over which director holds both voting and depository power but disclaims beneficial ownership; 342 shares subject to stock options; and 250 shares subject to warrants.

(i)	Includes 2,973 shares subject to stock options and 1,143 shares subject to warrants.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2024 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than December 30, 2023. We must receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2024 at our principal executive office no earlier than January 26, 2024 and no later than February 25, 2024. Upon timely receipt of any such proposal containing the information required by our bylaws, as amended from time to time, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act within the deadline provided therein. Accordingly, for the annual meeting of stockholders to be held in the year 2024, we must receive such notice no later than March 26, 2024.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who have the same address and appear to be members of the same family receive only one copy of this proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our stockholder meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095, through the internet at www.proxyvote.com, by email at sendmaterial@proxyvote.com, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov. Copies of these documents may also be obtained by writing our secretary at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Special Meeting other than those referred to in this proxy statement. If any other matter should come before the Special Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Appendix A
to Proxy Statement

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PANBELA THERAPEUTICS, INC.

REVERSE STOCK SPLIT

The amendment would provide that Section 4.1 of Article Four of the Amended and Restated Certificate of Incorporation be amended to read in its entirety as follows:

ARTICLE IV

4.1         Authorized Capital Stock. The Corporation is authorized to issue one hundred and ten million (110,000,000) shares of capital stock, of which one hundred million (100,000,000) shares will be shares of common stock, par value $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares will be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each           shares of the Common Stock issued and outstanding on the effective date of this Amendment will automatically be combined into one validly issued, fully paid and non-assessable share of Common Stock, without any action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No certificates (or electronic equivalents thereof) representing fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional share interests of Common Stock in connection with the Reverse Stock Split will, with respect to such fractional interest, be entitled to receive cash, without interest, in lieu of fractional shares of Common Stock, in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock on the date of the Effective Time as reported on The Nasdaq Capital Market, after giving effect to the Reverse Stock Split, by (b) the fraction of the share owned by the stockholder. Each certificate (or electronic equivalent thereof) that prior to such combination represented shares of Common Stock will thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented thereby shall have been combined, subject to the elimination of fractional share interests as described above.

A-1

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Appendix B

to Proxy Statement

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CLASS C COMMON STOCK PURCHASE WARRANT
PANBELA THERAPEUTICS, INC.

Warrant Shares: _________	Initial Exercise Date: See Below

THIS CLASS C COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date that the Stockholder Approval (defined below) is obtained and deemed effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Panbela Therapeutics, Inc., a Delaware corporation (the “Company”), up to _________ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Common Stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options, restricted stock units or other equity-based awards to employees, officers or directors of the Company or its subsidiaries pursuant to any compensation plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities pursuant to the Letter Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions (including, without limitation, joint venture, co-marketing, co-development or other collaboration agreements) approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Initial Exercise Date, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) shares of Common Stock, options, restricted stock units or other equity-based awards issued to consultants approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Initial Exercise Date.

“Letter Agreement” means the Reprice and Reload Offer Letter Agreement, date as of November 2, 2023 between the Company and the Holder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Trading Market from the Company’s stockholders with respect to the transactions contemplated by the Transaction Documents, including the issuance of Warrant Shares.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Warrant, the Letter Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means VStock Transfer, the current transfer agent of the Company, with a mailing address of 18 Lafayette Place, Woodmere, New York 11598, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the reasonable and documented fees and expenses of which shall be paid by the Company.

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to the Letter Agreement.

Section 2. Exercise.

(a) Exercise of Warrant. Subject to the provisions of Section 2(e), exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company and, for informational purposes only, the Company or any applicable warrant agent of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within five (5) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 4:00 p.m. (New York City time) on the Trading Date prior to the Initial Exercise Date, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof. Notwithstanding the foregoing in this Section 2(a), a holder whose interest in this Warrant is a beneficial interest in certificate(s) representing this Warrant held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect exercises made pursuant to this Section 2(a) by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that are required by DTC (or such other clearing corporation, as applicable), subject to a Holder’s right to elect to receive a Warrant in certificated form, in which case this sentence shall not apply. For purposes of Regulation SHO, a holder whose interest in this Warrant is a beneficial interest in certificate(s) representing this Warrant held in book-entry form through DTC (or another established clearing corporation performing similar functions) shall be deemed to have exercised its interest in this Warrant upon instructing its broker that is a DTC Participant to exercise its interest in such Warrant, provided that in each such case payment of the applicable aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) trading days and (ii) the number of trading days comprising the Standard Settlement Period, in each case following such instruction.

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(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $[●] per share, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c). Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

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(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant to purchase shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round down to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the date of the Letter Agreement, the Company issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock and/or Common Stock Equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuance issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of each such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this Section 3(b)), the following shall be applicable:

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(i) Issuance of Options. If the Company in any manner grants or sells any rights, warrants or options to subscribe for or purchase shares of preferred stock and/or Common Stock or Common Stock Equivalents (“Options”) and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Common Stock Equivalents upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. This Section 3(b)(i) shall not apply to any Exempt Issuance.

(ii) Issuance of Common Stock Equivalents. If the Company in any manner issues or sells any Common Stock Equivalents and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Exercise Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Stock Equivalents for such price per share. For the purposes of this Section 3(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Common Stock Equivalent and upon conversion, exercise or exchange of such Common Stock Equivalent or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Common Stock Equivalent for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalent (or any other Person) upon the issuance or sale of such Common Stock Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalent (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Common Stock Equivalents is made upon exercise of any Options for which adjustment of the Warrant has been or is to be made pursuant to other provisions of this Section 3(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

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(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Stock Equivalents, or the rate at which any Common Stock Equivalents are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Common Stock Equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Common Stock Equivalents that was outstanding as of the date of the Letter Agreement are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Common Stock Equivalents and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Common Stock Equivalents and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Common Stock Equivalents and/or Adjustment Right, the “Secondary Securities” and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lowest of (x) the purchase price of such Unit, (y) if such Primary Security is an Option and/or Common Stock Equivalent, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Section 3(b)(i) or 3(b)(ii) above and (z) the lowest VWAP on any Trading Day during the five (5) Trading Day period (the “Adjustment Period”) immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of the applicable Trading Market on a Trading Day, such Trading Day shall be the first Trading Day in such five Trading Day period and if this Warrant is exercised, on any given Exercise Date during any such Adjustment Period, solely with respect to such portion of this Warrant converted on such applicable Exercise Date, such applicable Adjustment Period shall be deemed to have ended on, and included, the Trading Day immediately prior to such Exercise Date). If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Common Stock Equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Common Stock Equivalents (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. For purposes of hereof, “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with this Section 3(b)) of shares of Common Stock (other than rights of the type described in Section 3(c) and Section 3(d) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Common Stock Equivalents or (B) to subscribe for or purchase shares of Common Stock, Options or Common Stock Equivalents, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

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(vi) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time while this Warrant is outstanding the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation); provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation; provided, that such Purchase Right shall terminate on, and shall not be held in abeyance for any period subsequent to the Termination Date.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (other than for the purpose of changing the Company’s name and/or the jurisdiction of incorporation of the Company or a holding company for the Company), (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction (other than (x) any stock split or reverse stock split, (y) any transaction effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (z) any holding company reorganization or parent-subsidiary merger not requiring stockholder approval pursuant to Sections 251(g) or 253 of the Delaware General Corporation Law (or any successor provisions thereof)), the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company's control, including not approved by the Company's Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of shares of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, shares or any combination thereof, or whether the holders of shares of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of shares of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of shares of Common Stock will be deemed to have received shares of common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(d), (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within five (5) Business Days of the Holder’s election (or, if later, on the date of consummation of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

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(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment. Notwithstanding any other provision of this Warrant, as to any Warrant not held in certificated form, where this Warrant provides for notice of any event to a Holder, such notice shall be sufficiently given if given to DTC (or any successor depository) pursuant to the procedures of DTC (or such successor depository).

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, and to the provisions of the Letter Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. If this Warrant is not held in global form through DTC (or any successor depositary), this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company (or to the extent this Warrant is held in global form through DTC (or any successor depositary), the applicable warrant agent) shall register this Warrant, upon records to be maintained by the Company (or to the extent this Warrant is not in global form through DTC (or any successor depositary), the applicable warrant agent) for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company and any applicable warrant agent may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provides to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that the transfer of this Warrant does not require registration under the Securities Act.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

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Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day or Trading Day, then such action may be taken or such right may be exercised on the next succeeding Business Day or Trading Day, respectively.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and, by accepting this Warrant, the Holder, each agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. The Company and, by accepting this Warrant, the Holder, each hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If the Company or the Holder party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Notwithstanding the foregoing, nothing in this paragraph shall limit or restrict the federal district court in which a Holder may bring a claim under the federal securities laws.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 712 Vista Blvd. #305, Waconia, Minnesota 55387, Attention: Sue Horvath, email address: shorvath@panbela.com, with a copy (for informational purposes only) to Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Centre 90 S. Seventh Street, Minneapolis, Minnesota 55402, Attention: Joshua L. Coburn, e-mail address: joshua.colburn@faegredrinker.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

(i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder or the beneficial owner of this Warrant, on the other hand.

(l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PANBELA THERAPEUTICS, INC.
By:
Name:
Title:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

NOTICE OF EXERCISE

TO: PANBELA THERAPEUTICS, INC.

(1)

 The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)	Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below: The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing

Entity:

Name of Authorized

Signatory:

Title of Authorized

Signatory:
Date:

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Phone Number:
Email Address:
Dated:
Holder’s Signature:
Holder’s Address:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.

Special Meeting of Stockholders December [-], 2023

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Panbela Therapeutics, Inc. hereby appoints Jennifer K. Simpson and Susan Horvath, or either of them, as proxies, each with power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, the share of common stock of Panbela Therapeutics, Inc. that the stockholder is entitled to vote at the Special Meeting of Stockholders of the Company, to be held in a virtual format only on December [-], 2023 at [-] Eastern Time and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in this proxy. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person. In order to attend the meeting, you must register at http://viewproxy.com/Panbela/2023SM/ by 11:59 p.m. Eastern Time on [-] 2023. On the day of the meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. **This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made with respect to one or either proposal, this proxy will be voted in accordance with the recommendation of the Corporation's Board of Directors.**

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Notice of Special Meeting and Proxy Statement are available at: https://www.viewproxy.com/Panbela/2023SM

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date

Signature

Signature (if held jointly)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/PBLASM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.